Exhibit 32

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of eWorldMedia Holdings, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ronald C. Touchard, Chief Executive Officer of the Company, and Henning D. Morales, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Ronald C. Touchard                  /S/ Henning D. Morales
--------------------------              -------------------------------
Ronald C. Touchard                      Henning D. Morales
Chief Executive Officer                 Chief Financial Officer
November 21, 2005                       November 21, 2005